UNITED STATES
SECUIRITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
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☒	Definitive Information Statement

EACO CORPORATION
(name of registrant as specified in the charter)

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EACO CORPORATION
1500 N. Lakeview Avenue
Anaheim, California 92807

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of EACO Corporation to be held at the offices of Bisco Industries, Inc., 1500 N. Lakeview Avenue, Anaheim, California 92807, on Monday, July 30, 2007 at 8:30 a.m. PT for the purpose of considering and acting upon the following matters:

1.	the election of four directors; and

2.	such other matters as may properly come before the meeting.

The above matters are described in the Information Statement. The vote of every shareholder is important.

The Board of Directors has fixed the close of business on June 4, 2007 as the record date for determining shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

We are NOT soliciting proxies in conjunction with this Annual Meeting but you are invited to attend the Annual Meeting to assure that your vote is counted.

/s/ Glen F. Ceiley Glen F. Ceiley Chairman of the Board

Date: July 3, 2007

Shareholders are urged to attend the annual meeting in order to vote.
We are not asking you for a proxy and you are requested not to send us a proxy.

EACO CORPORATION
1500 N. Lakeview Avenue
Anaheim, California 92807

INFORMATION STATEMENT
for
2007 ANNUAL MEETING OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the shareholders by and on behalf of the Board of Directors (the “Board”) of EACO Corporation (the “Company”) in connection with the 2007 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at the offices of Bisco Industries, Inc. (“Bisco”), 1500 N. Lakeview Avenue, Anaheim, California 92807, at 8:30 a.m. PT on July 30, 2007.

This Information Statement and accompanying Notice of Annual Meeting of Shareholders are first being mailed on or about July 3, 2007 to shareholders entitled to vote at the Annual Meeting. The Company is not soliciting proxies.

Record Date and Voting Securities

The Board of Directors has fixed the close of business on June 4, 2007 as the record date for determination of shareholders entitled to vote at the Annual Meeting. Holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as of June 4, 2007 will be entitled to one vote for each share held, with no shares having cumulative voting rights. No other class of the Company’s securities is entitled to vote at the meeting. As of June 4, 2007, the Company had outstanding 3,906,799 shares of Common Stock.

Voting Procedures

Under Florida law and the Amended and Restated Bylaws of the Company (the “Bylaws”), a majority of shares of the Common Stock entitled to vote, represented by person or proxy, constitutes a quorum at a meeting of shareholders.

Any shareholder of record on June 4, 2007 is entitled to attend the Annual Meeting and vote their shares in person or through their legally constituted proxies. We are NOT soliciting proxies in advance of the Annual Meeting. We strongly encourage you to attend the Annual Meeting and vote your shares of Common Stock. Shareholders who own their shares in street name must obtain a special proxy card from their broker in order to vote their shares in person at the Annual Meeting.

If less than a majority of the outstanding shares are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

Dissenters’ Right of Appraisal

Under Florida law, shareholders do not have appraisal rights with respect to the action to be taken at the Annual Meeting.

Vote Required

Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast. Therefore, abstentions and broker non-votes have no effect under Florida law.

PROPOSAL 1: ELECTION OF DIRECTORS

Four directors are to be elected at the 2007 Annual Meeting to serve as directors until the 2008 Annual Meeting and until their successors are elected and qualified. The nominees for director are Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means. All of the nominees are current directors standing for re-election and all were previously elected by the shareholders.

As of the date of the Information Statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve if elected. There are no family relationships among any of these nominees or among any of these nominees and any executive officer, nor is there any arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

Certain information regarding each nominee follows. Each nominee has consented to being named in the Information Statement and to serve if elected.

The Board of Directors recommends a vote FOR the following nominees.

Stephen Catanzaro, 54, is the Controller of Allied Business Schools, Inc., a position he has held since April 2004. Before that Mr. Catanzaro was the Chief Financial Officer of V&M Restoration, Inc., a restoration company from September 2002 to February 2004, and the Chief Financial Officer of Bisco, a distributor of fasteners and components, from September 1995 to March 2002. Mr. Catanzaro was elected a director of the Company by the shareholders at the 1999 Annual Meeting.

Glen F. Ceiley, 61, serves as the Company’s Chief Executive Officer and its Chairman of the Board. Mr. Ceiley also serves as President and Chief Executive Officer of Bisco, a position he has held since 1973. In addition, Mr. Ceiley is a former director of Data I/O Corporation, a publicly-held company engaged in the manufacturing of electronic equipment. Mr. Ceiley was appointed to the Company’s Board in February 1998 and elected by the shareholders at the 1998 Annual Meeting of Shareholders.

Jay Conzen, 60, is the President of Old Fashioned Kitchen, Inc., a position he has held since April 2003. Before that Mr. Conzen was the principal of Jay Conzen Investments (investment advisor) from October 1992 to April 2003. In addition, Mr. Conzen served as a consultant to the Company from August 1999 until January 2001, and from October 2001 to April 2003. Mr. Conzen was appointed to the Company’s Board in February 1998 and elected by the shareholders at the 1998 Annual Meeting of Shareholders.

William L. Means, 63, is the Vice President of Information Technology of Bisco, a position he has held since 2001. Before that, Mr. Means was Vice President of Corporate Development of Bisco from 1997 to 2001. Mr. Means was elected a director of the Company by the shareholders at the 1999 Annual Meeting of Shareholders.

CORPORATE GOVERNANCE

Board of Directors

The business of the Company is under the general management of a Board of Directors as provided by the Florida Business Corporation Act.

Board Independence.

The Board of Directors has determined that two of its four directors, which members are also the nominees for director, are independent, as defined by the NASDAQ Stock Market’s Marketplace Rules. In addition to such rules, the Board of Directors considered transactions, relationships, and relationships between each director or his immediate family to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result, the Board determined that Messrs. Ceiley and Means are not independent, due to the fact that Messrs. Ceiley and Means are employees of Bisco and members of Bisco’s steering committee.  Bisco’s steering committee handles the day to day operations of the Company, and Messrs. Ceiley and Means are intimately involved with decision-making that directly affects the financial statements of the Company. Bisco is an affiliate of the Company.

Board Meetings

The Board of Directors held four meetings during fiscal year 2006. Each member of the Board attended all meetings. All directors attended the 2006 Annual Meeting of Shareholders. The Company does not have a policy with regard to directors’ attendance at annual meetings of shareholders.

Standing Committees

In accordance with the Bylaws of the Company, which empower the Board of Directors to appoint such committees as it deems necessary and appropriate, the Board of Directors has appointed an Audit Committee and an Executive Compensation Committee.

Audit Committee

The Audit Committee’s basic functions are to assist the Board of Directors in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company’s directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A to this Information Statement. Currently, the members of the Audit Committee are Directors Catanzaro, Conzen and Means. Directors Catanzaro and Conzen are “independent” within the listing standards of the NASDAQ Stock Market’s Marketplace Rules. Director Means is not “independent,” as he is employed by Bisco, and is a member of Bisco’s steering committee which handles the day to day operations of the Company. Also, Mr. Means is intimately involved with decision-making that directly affects the financial statements of the Company. The Audit Committee held one meeting during the fiscal year ending December 27, 2006. All members of the Audit Committee attended the meeting.

Audit Committee Financial Expert: The Company does not currently have an audit committee financial expert. The Company believes that the members of the Board of Directors have demonstrated that they are capable of understanding generally accepted accounting principles and financial statements, analyzing and evaluating the Company’s financial statements, and understanding internal controls and procedures for financial reporting. In addition, the Company believes that retaining a director who would qualify as an audit committee financial expert would be costly and burdensome and is not warranted in the circumstances.

Audit Committee Pre-Approval Policies and Procedures: The Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. In fiscal year 2006, the Audit Committee pre-approved all services performed for the Company by the auditor.

Executive Compensation Committee

The Executive Compensation Committee administers the Company’s stock option plans and is responsible for granting stock options to officers and managerial employees of the Company. It is also responsible for establishing the salary and annual bonuses paid to executive officers of the Company. The Executive Compensation Committee has not adopted a formal charter. The current members of the Executive Compensation Committee are Directors Ceiley and Means. The Executive Compensation Committee held one meeting during fiscal year 2006. All members of the Committee attended this meeting. The Company does not utilize any compensation consultant in determining the amount or form of executive compensation. Please refer to the “Compensation Discussion and Analysis” section of this Information Statement regarding the functions and operations of the Executive Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Directors Ceiley and Means. During fiscal year 2006, Mr. Ceiley served as the Company’s Chief Executive Officer, but Mr. Ceiley did not receive any compensation for his service as such. Mr. Ceiley has not participated in any related party transactions required to be disclosed under Item 404 of Regulation S-K. Mr. Means is not currently nor has he ever been an employee or officer of the Company, and has not participated in any related party transactions (described in Item 404 of Regulation S-K). During fiscal year 2006, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity for which a member of the Company’s Board of Directors or Compensation Committee served as an executive officer.

Nominating Committee

The Board of Directors does not have a Nominating Committee. Given the size of the Company and its resources, the Board believes that this is appropriate. Each director participates in the consideration of director nominees. The Board believes that having such a committee would not enhance the nomination process. The Company has not adopted a charter relating to the director nomination process, nor does it have a formal policy regarding the consideration of any director candidates recommended by shareholders or specific minimum qualifications for director nominees. The Board believes this is appropriate since any such recommendations may be informally submitted and considered by the Nominating Committee. Recommendations by shareholders should include the name and address of the candidate; a brief biographical description, including the candidate’s occupation for at least five years; a statement of the qualifications of the candidate; and the candidate’s signed consent to be named in the Information Statement or Proxy Statement and to serve as director, if elected. Directors should possess qualities such as understanding the business and operations of the Company and corporate governance principles.

Communications to Board of Directors

The Board of Directors has established a process for shareholders to communicate with members of the Board of Directors. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company’s Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807.

EXECUTIVE OFFICERS AND DIRECTORS

Glen F. Ceiley currently serves as Chairman of the Board and Chief Executive Officer of the Company. Stephen Catanzaro, Jay Conzen and William L. Means also currently serve as directors on the Company’s Board of Directors. Edward B. Alexander served as the Company’s President until April 2006.

Our officers, directors and the nominees have neither been convicted in any criminal proceeding during the past five years nor parties to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

None of directors or the nominees, executive officers or any affiliate of the Company or any owner of record or beneficial owner of more than 5% of the Company’s voting securities or any of their associates is a party adverse to the Company or has a material interest adverse to the Company.

There are no family relationships between any of our directors, nominees for directors or executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions with any director or nominee for director, executive officer, or their families during fiscal year 2006.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

The Executive Compensation Committee (the “Committee”), currently consisting of Directors Ceiley and Means, uses the following objectives as guidelines for its executive compensation decisions:

•	to provide a compensation package that will attract, motivate and retain qualified executives;

•	to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and

•	to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company’s shareholders.

The elements of the Company’s compensation program in 2006 for its executive officers consisted of base salary, performance bonuses, and stock options. The Committee determined salary levels for the Company’s executive officers.

General Compensation Policies

In general, base salary levels are set at the minimum levels believed by the Company’s executive officers to be sufficient to attract and retain qualified executives when considered with the other components of the Company’s compensation structure.

The Committee adjusts salary levels for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer’s specific job responsibilities. The Committee also uses its subjective judgment, based upon such criteria as the executive’s knowledge of and importance to the Company’s business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, the Company’s operating earnings and an evaluation of individual performance, in making salary decisions. Compensation paid to executive officers in prior years is also taken into account. No particular weighting is applied to these factors.

The Committee may determine that the Company’s financial performance and individual achievements merit the payment of annual bonuses. The Company instituted a bonus program for management of the Company beginning in 2003, based on a percentage of the earnings from operations of the Company.

The Committee determines stock option grants to the executive officers. The Committee determines annual stock option grants to other employees based on recommendations of the Chief Executive Officer. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long term interest in the Company’s overall performance as reflected by the market price of the Company’s Common Stock. No stock option grants were made in 2006.

The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

Summary Compensation

The following table sets forth compensation information for the named executive officers in fiscal year 2006.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
Edward B. Alexander President[1]	2006	$ 80,000[1]	$ 0	$ 80,000
Glen F. Ceiley Chief Executive Officer[1]	2006	0	12,000[2]	12,000

1 Mr. Alexander served as the Company’s President until April 2006 and this table reflects his compensation until such date.
2 Reflects fees paid to Mr. Ceiley in his capacity as director of the Company. Such fees are also reflected in the section entitled “Director Compensation.”

Grants of Plan-Based Awards

None of the Company’s named executive officers received grants of plan-based awards in fiscal year 2006.

Outstanding Equity Awards at Fiscal Year-End

None of the Company’s named executive officers received or were granted option awards to purchase the Company’s Common Stock in fiscal year 2006. Further, none of the Company’s named executive officers held any outstanding equity awards at the end of fiscal year 2006.

Option Exercises and Stock Vested

None of the named executive officers exercised options during fiscal year 2006. Further, no shares of stock became vested.

Retirement Benefits

The Company does not offer a retirement plan for executive officers or employees, but during fiscal year 2006, the Company provided for participation in its 401(k) for all employees, including executive officers. The Company’s 401(k) Plan was terminated at the end of fiscal year 2006.

Director Compensation

In order to attract and retain highly qualified directors through an investment interest in the Company’s future success, the Company enacted, in l985, a non-qualified Stock Option Plan for Non-Employee Directors (the “Directors’ Plan”), which was used to compensate directors until January 2002. Due to the expiration of the Directors’ Plan in 2002, the Company paid $10,000 cash to each director in 2006 as compensation for his services. In addition, directors who are not employees of the Company receive a fee of $500 for each Board of Directors’ meeting attended. No fees are awarded to directors for attendance at meetings of the Audit or Executive Compensation Committees of the Board of Directors.

The following table sets forth the compensation of the Company’s directors for the fiscal year ended December 27, 2006.

Director	Fees Earned or Paid in Cash ($)	Total ($)
Stephen Catanzaro	$11,500	$11,500
Glen F. Ceiley	12,000	12,000
Jay Conzen	12,000	12,000
William L. Means	12,000	12,000

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee reviewed and discussed the Compensation Discussion and Analysis and the related tables with management. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Information Statement and Annual Report on Form 10-K.

Respectfully submitted,

Glen F. Ceiley
William L. Means

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table set forth below presents certain information regarding beneficial ownership of the Company’s Common Stock (the Company’s only voting security), as of June 22, 2007, by (i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the Common Stock outstanding, (ii) each named executive officer and director of the Company, and (iii) all officers and directors of the Company as a group.
Name of Beneficial Owner	Amount of Common Stock Beneficially Owned(1)	Percent of Class(2)
Edward B. Alexander(3)	3,500	*
Stephen Catanzaro	10,713	*
Glen F. Ceiley(4)	2,474,257	63.3%
Jay Conzen(5)	25,000	*
William L. Means	14,313	*
________________________________________
All Executive Officers and Directors as a group(5)	2,527,783	64.3%
________________________________________
* Less than 1%

(1) Under the rules of the Securities and Exchange Commission (the “SEC”), the determinations of “beneficial ownership” of the Company’s Common Stock are based upon Rule 13d-3 under the Exchange Act. Under this Rule, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of the Company’s Common Stock that a beneficial owner has the right to acquire within 60 days under the exercise of the options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) The percentages represent the total of the shares listed in the adjacent column divided by 3,906,799 issued and outstanding shares of Common Stock as of June 22, 2007, plus any stock options or warrants exercisable by such person within 60 days of June 22, 2007.

(3) As of April 4, 2006, Edward B. Alexander no longer served as the Company’s President.

(4) Glen F. Ceiley, President and a director of Bisco, owns 1,895,686 shares, individually; Zachary Ceiley, Mr. Ceiley’s son, owns 1,300 shares; and the Bisco Industries Profit Sharing and Savings Plan (the “Bisco Plan”) owns 577,271 shares. Mr. Ceiley has the sole power to vote and dispose of the shares of Common Stock he owns individually and the power to vote and to dispose of the shares owned by his son, Bisco and the Bisco Plan.

(5) Jay Conzen has 25,000 shares issuable upon the exercise of options within 60 days of June 22, 2007.

(6) All executive officers and directors as a group have 25,000 shares issuable upon the exercise of options within 60 days of June 22, 2007. The address for each officer and director is c/o Bisco Industries, Inc., 1500 North Lakeview Avenue, Anaheim, CA 92807.

EQUITY COMPENSATION PLANS

As of December 27, 2006, the Company had no equity compensation plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the SEC and the Company.

Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal year 2006 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied except one delinquent Form 4 filing by Jay Conzen resulting in one transaction being untimely reported.

FINANCIAL CODE OF ETHICAL CONDUCT

The Company has adopted a financial code of ethics applicable to the Company’s senior executive and financial officers. You may receive, without charge, a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee has not yet recommended to the Board of Directors an accounting firm to be engaged as independent auditor for the Company for 2007 but will do so at a later date. The firm Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), served as the independent accountant for the Company for the fiscal year ending December 28, 2006. That firm has served as the auditor for the Company since October 2005. Representatives of Squar Milner are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The aggregate fees billed by Squar Milner for the fiscal year ended December 27, 2006 and by Squar Milner and Deloitte & Touche LLP for the fiscal year ended December 28, 2005, for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years were $85,000 and $61,000, respectively.

Audit-Related Fees

The Company was billed no audit-related fees by Squar Milner for the fiscal year ended December 27, 2006 or by Squar Milner and Deloitte & Touche LLP for the fiscal year ended December 28, 2005.

Tax Fees

The aggregate fees billed by Squar Milner for the fiscal year ended December 27, 2006 and for the fiscal year ended December 28, 2005, for professional services rendered for tax services were $11,200 and $10,000, respectively.

All Other Fees

There were no other fees billed by Squar Milner for the fiscal year ended December 27, 2006 or for the fiscal year ended December 28, 2005, for services rendered to the Company, other than the services described above.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Audit Committee Pre-Approval

See section titled “Audit Committee Pre-Approval Policies and Procedures” of this Information Statement which is herein incorporated by reference.

REPORT OF THE AUDIT COMMITTEE

The Board approved the Company’s engagement of the firm Squar, Milner, Peterson, Miranda & Williamson LLP (“Squar Milner”) to serve as the Company’s independent accountants and to audit and report on the Company’s financial statements for the fiscal year ended December 27, 2006.

The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 27, 2006, and has met with management and Squar Milner, the Company’s independent auditors, to discuss the audited financial statements.

The Audit Committee received from Squar Milner written disclosures regarding their independence and the letter required by Independence Standards Board Standard No. 1, and has discussed with Squar Milner their independence. In connection with its review, the Audit Committee has also discussed with Squar Milner the matters required to be discussed by U.S. Auditing Standards Section 380 - Communications with Audit Committees.

The Audit Committee has discussed with Squar Milner the matters required to be discussed by SAS61 (Certification of Statements on Auditing Standards) as modified or supplemented.

Based on its review and discussions with management and Squar Milner, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report to Shareholders for the year ended December 27, 2006.

Respectfully submitted,

Jay Conzen, Chairman
Stephen Catanzaro
William L. Means

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting.

Any other matter which may be considered at the Annual Meeting will be approved if the votes cast favoring the matter exceed the votes opposing the matter, unless a greater number of affirmative votes or voting by classes is required by Florida law or the Company’s Articles of Incorporation. Abstentions and broker non-votes have no effect under Florida law.

SHAREHOLDER PROPOSALS

Proposals of shareholders to be presented at the 2008 Annual Meeting of Shareholders must be received by the Company (addressed to the attention of the Corporate Secretary) not later than December 28, 2007 to be considered for inclusion in the Company’s proxy or information statement materials relating to that meeting. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Florida, and must otherwise conform to applicable regulations of the SEC.

The Company may solicit proxies in connection with next year’s Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by December 28, 2007. Proposals should be sent to the Company’s executive office to the attention of the Corporate Secretary.

DELIVERY TO SHAREHOLDERS SHARING ADDRESS

Only one Information Statement and Annual Report has been delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this Information Statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. Shareholders residing at a shared address who would like to request an additional copy of the Information Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Information Statement or Annual Report if multiple copies are being received) may write or call the Company’s Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807, (714) 876-2490.

By Order of the Board of Directors

Glen F. Ceiley
Chairman of the Board

Date: July 3, 2007

APPENDIX A

EACO CORPORATION

AUDIT COMMITTEE CHARTER
ADOPTED BY THE BOARD OF DIRECTORS
MAY 10, 2000

ROLE AND INDEPENDENCE

The audit committee of the board of directors assists the board in fulfilling its responsibility for the safeguarding of assets and oversight to the quality and integrity of the accounting, auditing and reporting practices of the company and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with their individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, and management of the company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated annually.

RESPONSIBILITIES

The audit committee's primary responsibilities include:

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Primary input into the recommendation to the board for the selection and retention of the independent accountant who audits the financial statements of the company. In so doing, the committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature of the audit process, receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

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Review of financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principle, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.

-	Discussion with management and the auditors of the quality and adequacy of the company's internal controls.

-	Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

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Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders in the company's annual proxy statement.